Fair value measurements and financial risk management	12 Months Ended
Dec. 31, 2021
Fair value measurements and financial risk management
Fair value measurements and financial risk management

Note 21 – Fair value measurements and financial risk management

The Company’s financial instruments consist of cash, restricted cash and cash equivalents, notes receivable, accounts payable, accrued expenses, long-term debt, and redeemable non-controlling interest contingency. The fair values of cash, restricted cash, notes receivable, accounts payable, and accrued expenses approximate their carrying values due to the relatively short-term to maturity. The Company’s long-term notes payable carrying value at the effective interest rate approximates fair value.

Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of hierarchy are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

Level 3 – Inputs for the asset or liability that are not based on observable market data.

The Company’s assets measured at fair value on a nonrecurring basis include investments, long-lived assets, indefinite-lived intangible assets and goodwill. The Company reviews the carrying amounts of such assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable or at least annually for indefinite-lived intangible assets and goodwill. Any resulting asset impairment would require that the asset be recorded at its fair value. The resulting fair value measurements of the assets are considered to be Level 3 measurements.

There have been no transfers between fair value levels during the years ended December 31, 2021 and 2020.

	Fair value measurements
	as of December 31, 2021 using:
	Level 1	Level 2	Level 3	Total
Assets:
Biological assets	$—	$—	$78,600	$78,600
	$—	$—	$78,600	$78,600

Liabilities:
Non-controlling interest redemption and contingent consideration liabilities	$—	$—	$110,134	$110,134
	$—	$—	$110,134	$110,134

	Fair value measurements
	as of December 31, 2020 using:
	Level 1	Level 2	Level 3	Total
Assets:
Biological assets	$—	$—	$46,210	$46,210
	$—	$—	$46,210	$46,210

Liabilities:
Non-controlling interest redemption and contingent consideration liabilities	$—	$—	$4,592	$4,592
	$—	$—	$4,592	$4,592

Biological assets

The fair value of biological assets is categorized within Level 3 on the fair value hierarchy. The Company measures its biological assets at fair value less costs to sell. This is determined using a model which estimates the expected harvest yield in grams for plants that are actively growing, and then adjusts that amount for the expected selling price per gram in the market in which the biological asset is growing, and then adjusts that amount for the expected selling price per gram in the market in which the biological asset is growing. The estimates used in determining the fair value of biological assets are subject to volatility and several uncontrollable factors, which could significantly affect the fair value of biological assets in future periods. The significant assumptions used in determining the fair value of biological assets include:

●	Expected yield by plant – represents the expected number of grams of finished cannabis inventory which are expected to be obtained from each harvested cannabis plant;
●	Wastage of plants – represents the weighted average percentage of biological assets which are expected to fail to mature into cannabis plants that can be harvested;
●	Duration of the production cycle – represents the weighted average number of weeks out of the 12 week growing cycle that biological assets have reached as of the measurement date;
●	Percentage of costs incurred as of this date compared to the total costs expected to be incurred – this is calculated as the cost per gram of harvested cannabis to complete the sale of cannabis plants post harvest, consisting of the cost of direct and indirect materials and labor related to further production, labeling, and packaging;
●	Percentage of costs incurred for each stage of plant growth – represents the direct and indirect production costs incurred that are capitalized; and
●	Market values – this is calculated as the current market price per gram in the market in which the biological asset is being produced. This is expected to approximate future selling price.

The Company accretes fair value on a straight line basis according to stage of growth. As a result, a cannabis plant that is 50% through its 12 week growing cycle would be ascribed approximately 50% of its harvest date expected fair value. All plants are to be harvested cannabis and as of December 31, 2021 and 2020, on average, were 57% complete for both periods. An increase or decrease in the estimated sale price would result in a significant change in the fair value of biological assets.

The following table highlights the sensitivities and impact of changes in significant assumptions to the fair value of biological assets:

Significant inputs & assumptions	Sensitivity Inputs ('000s)		Sensitivity	(+/-) Impact on Fair Value ('000s)
	December 31, 2021	December 31, 2020		December 31, 2021	December 31, 2020
Total completed grams	14,900	9,776	(+/-) 10% grams yield	$6,407	$3,017
Average cost per gram to complete production	$0.97	$1.78	(+/-) $1.00 per gram	$14,900	$9,734
Average selling price per gram, less cost	$4.30	$3.09	(+/-) $1.00 per gram	$29,800	$9,713

Non-controlling interest contingency and buyout

As of  December 31, 2020, the Company recognized a non-controlling interest redemption liability in the amount of $2,694, with the offset being recognized in redeemable non-controlling interest buyout related to minority shareholders as a result of the August and November 2017 acquisitions of Naturex II, LLC and Las Vegas Natural Caregivers. In August 2021, the Company issued 722,577 SVS in order to complete the buyout of the minority interest. Accordingly, both the liability and contra equity amounts related to this interest have been relieved as of December 31, 2021.

Curaleaf International put/call rights

On April 7, 2021, the Company established Curaleaf International together with a strategic investor who provided initial capital of $130,798 for 31.5% equity stake in Curaleaf International. Curaleaf and the strategic investor have entered into a shareholders' agreement regarding the governance of Curaleaf International pursuant to which Curaleaf has control over operational issues as well as raising capital and the ability to exit the business. In addition, the strategic investor's stake is subject to put/call rights which permit either party to cause the stake to be bought out by Curaleaf for Curaleaf equity starting the earlier of change of control or in 2025.

The Curaleaf International put/call rights represent a financial liability that is recorded at the present value of the redemption amount, with subsequent changes in fair value recognized in redeemable NCI within equity. The redemption amount of the puttable option approximates the contribution amount by the strategic investor and represents a level 3 financial instrument, that is valued at each reporting period utilizing a Monte Carlo simulation valuation model. The fair value determination includes a high degree of subjectivity and judgement, which results in significant estimation uncertainty. As of December 31, 2021, the Curaleaf International put/call rights represent a financial liability of $72,140, with the offset being recognized separately from non-controlling interest in redeemable non-controlling interest within equity.

Financial Risk Management

The Company is exposed in varying degrees to a variety of financial instrument related risks. The Company’s risk exposures and the impact on the Company’s financial instruments are summarized below:

Credit Risk

Credit risk is the risk of a potential loss to the Company if a customer or third party to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s notes and accounts receivable. The maximum credit exposure at December 31, 2021 and 2020 is the carrying amount of cash and cash equivalents, accounts receivable and notes receivable. The Company does not have significant credit risk with respect to its customers. All cash and cash equivalents are placed with major U.S. financial institutions.

The Company provides credit to its wholesale and MSA customers in the normal course of business and has established processes to mitigate credit risk. The amounts reported in the consolidated statements of financial position are net of allowances for credit losses, estimated by the Company’s management based on prior experience and its assessment of the current economic environment. The Company reviews its trade receivable accounts regularly and reduces amounts to their expected realizable values by adjusting the allowance credit losses when management determines that the account may not be fully collectible. The Company applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables. The Company has not adopted standardized credit policies, but rather assesses credit on a customer-by-customer basis in an effort to minimize those risks.

The Company’s aging of trade receivables was as follows:

	Year ended
	December 31,
	2021	2020
0 to 90 days	$53,901	$27,627
91 to 180 days	5,797	236
181 days +	729	967
Total accounts receivable, net	$60,427	$28,830

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with financial liabilities. The Company manages liquidity risk through the management of its capital structure. The Company’s approach to managing liquidity is to ensure that it will have sufficient liquidity to settle obligations and liabilities when due.

In December 2021, the Company closed a private placement of Senior Secured Notes - 2026, for aggregate gross proceeds of $475,000 to the Company. The notes bear interest on the unpaid principal amount at a rate of 8% per annum, compounded semi-annually and payable in arrears on June 15th and December 15th of each year during the term of the notes; the first of which will be June 15, 2022. The Note Indenture governing the Senior Secured Notes - 2026 contains numerous positive and negative covenants of the Company. If the Company breaches a covenant under the Note Indenture, the trustee may, under certain circumstances, accelerate the maturity of the principal amount outstanding or realize on the collateral granted by the Company over its assets. A breach of covenant under the Note Indenture could have a material adverse impact on the Company’s financial position.

In addition to the commitments outlined in Note 11 – Notes payable and Note 19 – Commitments and contingencies, the Company has the following gross remaining contractual obligations:

	< 1 Year	1 to 3 Years	Total
For the year ended December 31, 2021:
Accounts payable	$26,751	$—	$26,751
Accrued expenses	87,583	—	87,583
Other current liabilities	12,171	—	12,171
Non-controlling interest redemption liability	—	72,140	72,140
Contingent consideration liability	9,155	28,839	37,994
Other long term liability	—	5,876	5,876
Total contractual obligations	$135,660	$106,855	$242,515

	< 1 Year	1 to 3 Years	Total
For the year ended December 31, 2020:
Accounts payable	$47,043	$—	$47,043
Accrued expenses	57,475	—	57,475
Other current liabilities	6,568	—	6,568
Non-controlling interest redemption liability	—	2,694	2,694
Contingent consideration liability	—	1,898	1,898
Total contractual obligations	$111,086	$4,592	$115,678

The Company is monitoring the impacts of COVID-19 closely, and although liquidity has not been materially affected by the COVID-19 outbreak to date, the ultimate severity of the outbreak and its impact on the economic environment is uncertain. Given the current uncertainty of the future economic environment, the Company has taken additional measures in monitoring and deploying its capital to minimize the negative impact on liquidity. For more information, see Note 2 – Basis of presentation, COVID-19 estimation uncertainty.

Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Cash and cash equivalents bear interest at market rates. The Company’s notes receivable and financial debts have fixed rates of interest and are carried at amortized cost. The Company does not account for any fixed-rate financial assets or financial liabilities at fair value, therefore, a change in interest rates at the reporting date would not affect profit or loss.

Capital Management

The Company’s objectives when managing capital are to ensure that there are adequate capital resources to safeguard the Company’s ability to continue as a going concern and maintain adequate levels of funding to support its ongoing operations and development such that it can continue to provide returns to shareholders and benefits for other stakeholders.

The capital structure of the Company consists of items included in shareholders’ equity and debt, net of cash and cash equivalents. The Company manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the Company’s underlying assets. The Company plans to use existing funds, as well as funds from the future sale of products to fund operations and expansion activities.